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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): August 10, 2000




                          Commission file number 1-5064




                                  Jostens, Inc.
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             (Exact name of Registrant as specified in its charter)





Minnesota                               41-0343440
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(State or other jurisdiction of         (I.R.S. Employer Identification number)
incorporation or organization)


5501 Norman Center Drive, Minneapolis, Minnesota    55437
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(Address of principal executive offices)            (Zip code)





Registrant's telephone number, including area code: (952) 830-3300
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         (b)   New Independent Accountants

               (i) Jostens' Board of Directors has approved the engagement of PricewaterhouseCoopers LLP as its new independent accountants for its fiscal year ending December 30, 2000. During the two most recent fiscal years and through August 10, 2000, Jostens has not consulted with PricewaterhouseCoopers LLP on items which concerned the subject matter of a disagreement or reportable event with Jostens' former auditor (as described in Regulation S-K
                       Item 304(a)(2)).



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Jostens has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   JOSTENS, INC.
                                   Registrant


Date: August 10, 2000              By /s/ William J. George
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                                      William J. George
                                      Vice President, General Counsel and
                                      Corporate Secretary



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